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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 18, 2005
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                        VASO ACTIVE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                              02-0670926
(State or other jurisdiction                                   (IRS Employer
      of incorporation)                                      Identification No.)

                                    001-31925
                              (Commission File No.)

                 99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MA 01923
           (Address of principal executive offices including zip code)

                                 (978) 750-1991
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 16, 2005, Vaso Active Pharmaceuticals, Inc. (the "Company") completed a private financing in which, pursuant to a Security Purchase Agreement (the "Purchase Agreement") it sold $2,500,000 in aggregate principal amount of Senior Secured Convertible Notes due May 1, 2007, (the "Notes") to four independent institutional investors. The Company also issued to these investors warrants to purchase shares of the Company's Class A Common Stock, par value $.0001 per share and additional investment rights ("Additional Investment Rights") to purchase additional Notes and additional Warrants, as described below.

         The Company will receive net proceeds of approximately $1,700,000 from the private financing (after the establishment of an escrow for interest payments on the Notes). The Company intends to use the net proceeds for working capital to continue to execute management's product rollout strategy for its existing products and to continue to develop and commercialize additional products.

         THE NOTES. The Notes have a term of 21 months and the principal of the Notes is due and payable in a single payment on May 1, 2007. The Notes accrue interest at 10% per annum. Interest is payable quarterly, in arrears, beginning October 31, 2005, on each July 31, October 31, January 30 and April 30, until the earlier of the Notes' maturity or conversion date. Under the terms of the Notes, the quarterly interest payments can be paid, at the Company's option, in cash or registered shares of Class A Common Stock, subject to certain limitations set forth in the Notes. Pursuant to the Purchase Agreement the Company has deposited into an escrow account the total amount of the interest to be paid under the Notes, i.e., $437,000.

         Amounts scheduled to be paid by the Company under the Notes may be accelerated upon the occurrence of certain events, including any default in the payment of interest when due and payable; the default by the Company under other notes, mortgage, or credit facility; the failure of the Company to perform certain obligations to deliver certificates for Underlying Shares or to timely register the Underlying Shares for resale as required under the Purchase Agreement; and in the event of bankruptcy.

         The Notes are secured by all of the assets of the Company. The Notes are convertible at any time into shares of the Company's Class A common stock at a price of $0.70 per share (subject to adjustment under certain circumstances, e.g., anti-dilution adjustments).

         THE WARRANTS. The investors also received five-year warrants ("Warrants.") The Warrants entitle the Purchasers to purchase a total of 1,298,701 shares of the Company's Class A common stock at an exercise price of $0.77 per share. The number of shares which may be purchased upon exercise of the Warrants and the exercise price per share of the Warrants are subject to adjustment under certain circumstances, e.g., anti-dilution adjustments.

         THE ADDITIONAL INVESTORS RIGHTS. In addition, the investors received Additional Investment Rights to purchase up to $1,875,000 in aggregate principal amount of additional Notes at any time through the maturity date of the Notes, together with additional Warrants to purchase a total of 974,026 shares of Class A common stock. The additional Notes are convertible and the additional Warrants are exercisable at the same respective initial prices per share as the Notes and Warrants issued on August 16, 2005.




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         Under the Purchase Agreement, the Company is required to reserve for issuance a total of 8,522,727 shares of Class A Common Stock, in connection with the possible conversion of Notes (including the additional Notes) and the possible exercise of the Warrants (including the additional Warrants). The Company has a sufficient number of shares of Class A Common Stock authorized to permit the Company to issue the underlying shares issuable upon conversion of the Notes and Warrants which the Company issued and sold on August 16, 2005. However, the Company does not presently have a sufficient number of shares of its Class A Common Stock authorized to be issued under its Amended and Restated Certificate of Incorporation to reserve the full amount of Underlying Shares. The Company intends to amend its Certificate of Incorporation to increase the number of authorized shares of its Class A Common Stock to more than the number of shares which would be required to enable the Company to issue the full amount of the underlying shares which may be issued under the Notes and Warrants. Under the Purchase Agreement, the Company is required to use its best efforts to effect such increase not later than October 15, 2005.

SECTION 2 - FINANCIAL INFORMATION

         ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         As described in Item 1.01, above, the Company issued $2,500,000 in aggregate principal amount of Senior Secured Convertible Notes due May 1, 2007. The principal terms of the Notes are described in Item 1.01.

SECTION 3 - SECURITIES AND TRADING MARKETS

         ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

         As described in Item 1.01, above, on August 16, 2005, the Company issued and sold Notes, Warrants and Additional Investment Rights to a total of four independent institutional investors in a privately negotiated transaction. The Notes, Warrants, Additional Investment Rights and the Underlying Shares have not been registered for sale under the Securities Act of 1933, as amended (the "Securities Act") in reliance on Section 4(2) of the Securities Act and Regulation D thereunder. The Purchase Agreement imposes certain restrictions on the resale or other transfer of the securities necessary for the availability of the Section 4(2) exemption. The Company has agreed to file with the Securities and Exchange Commission not later that October 15, 2005, a registration statement on an appropriate form under the Securities Act to register the Underlying Shares for resale.

         No underwriter was involved in connection with the transaction. The Company utilized a registered broker-dealer to act as financial advisor and exclusive financing agent ("Financing Agent") in connection with the transaction. The Company paid to the Financing Agent a cash fee in an amount equal to 9% of the principal amount of the Notes issued by the Company on August 16, 2005, and a seven-year warrant to purchase a total of 64,935 shares of Class A Common Stock. The Financing Agent will be entitled to receive an additional 9% cash fee (based on the amount of the Additional Investment Rights exercised) and warrant to purchase up to an additional 48,701 shares of Class A Common Stock in connection with the exercise of the Additional Investment Rights, if and when such exercise shall occur.




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         The conversion terms of the Notes, the exercise terms of the Warrants and the exercise terms of the Additional Investment Rights are described in Item 1.01, above.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         *(c)  Exhibit 99.1      Securities Purchase Agreement dated August 16,
                                2005 (including exhibits and schedules thereto).


____________________________________
*[To be filed by amendment.]



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         VASO ACTIVE PHARMACEUTICALS, INC.


DATE: AUGUST 18, 2005                    BY: /S/ JOSEPH FRATTAROLI
                                             ----------------------------------
                                             NAME: JOSEPH FRATTAROLI
                                             TITLE: ACTING CEO AND PRESIDENT









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